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                                                             Exhibit (j)


                       [MATHIESON AITKEN JEMISON, LLP]


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




We consent to the inclusion reference to Post-Effective Amendment No. 73 on Form N-1A of The American Heritage Fund, Inc. of our report dated July 21, 2000 on our examination of the Financial Statements of such Company. We also consent to the reference to our firm in such Registration Statement.


MATHIESON AITKEN JEMISON, LLP

/s/ Mathieson Aitken Jemison, LLP

September 21, 2000